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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of JCP RECEIVABLES, INC., a Delaware corporation ("Corporation"), which will file with the Securities and Exchange Commission, Washington, D. C. ("Commission"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1 (or any appropriate form then in effect) for the registration of the Corporation's asset-backed certificates, Series E, hereby constitutes and appoints M. S. Rich and C. A. Walther, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign said Registration Statement and any and all subsequent amendments thereto (including, without limitation, any and all post-effective amendments thereto ("Registration Statement")), and to file said Registration Statement so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 25th day of September, 1998.


/s/ M. S. Rich                           /s/ C. A. Walther
---------------------------              --------------------------------
M. S. Rich                               C. A. Walther
Chairman of the Board;                   President (principal executive
Director                                 and financial officer); Director



/s/ Annette Williams                     /s/ S. A. Saggese
---------------------------              --------------------------------
Annette Williams                         S. A. Saggese
Secretary and Treasurer (principal       Director
accounting officer)



/s/ R. S. Funk                           /s/ J. J. Occhiogrosso
---------------------------              --------------------------------
R. S. Funk                               J. J. Occhiogrosso
Director                                 Director